Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mill City Ventures III, Ltd. (the “Company”) on Form 10-Q for the period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas Polinsky, Chief Executive Officer of the Company, and I, Joseph A. Geraci, II, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2015	/s/ Douglas Polinsky
Douglas polinsky
Chief Executive Officer

November 6, 2015	/s/ Joseph A. Geraci, II
Joseph a. Geraci, ii
Chief Financial Officer